Second Quarter 2016 Results July 21, 2016 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Through August 4, 2016 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13641048 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could,“ "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on corporate initiatives, including its supply chain management initiative, the Company's views and assessment of economic conditions, foreign currency trends, end market conditions and industrial demand, the Company's expectations with respect to sales, the Company’s progress on executing its acquisition and organic growth strategies and new product development, the Company’s progress on implementing profit improvement initiatives, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities and the cost savings associated therewith, the impact and timing of the Company's cost management and restructuring activities on earnings, margins and shareholder value, the Company's unaudited 2016 financial information, and the Company's guidance for full year 2016. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg and Guardian acquisitions and integration and other acquisitions, (24) risks associated with the closure of the Company's manufacturing facility in Changzhou, China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risk associated with the UK vote to leave the European Union and (33) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

Second Quarter 2016 Highlights • Gross profit as a percent of net sales increased 140 basis points to 31.9% • Net sales decreased 7.1% from the second quarter of 2015 • Income from operations as a percent of net sales was 8.9%, Non-GAAP income from operations as a percent of net sales was 10% * • Repurchased $2.2 million of Altra shares • Repaid over $23 million of debt * See Appendix 2

End Market Review • Sales at Distribution were flat year over year but up sequentially for the second consecutive quarter • Turf and Garden selling season ended earlier than last year • Ag market sales are down from a year ago and sequentially • Oil and gas down year over year and sequentially • Renewable energy was strong in Europe, North America and China • Metals continue to be weak • Mining sales declined significantly both sequentially and year over year 3

Q2 2016 Financial Highlights 4 QTD QTD Q2 2016 Q2 2015 $ Change % Change Net sales $182.7 $196.6 ($13.9) -7.1% Gross Profit $58.2 $60.0 ($1.8) -3.0% % of net sales 31.9% 30.5% SG&A $35.9 $35.2 $0.7 2.0% % of net sales 19.6% 17.9% Income from operations $16.2 $17.7 ($1.5) -8.5% % of net sales 8.9% 9.0% Net Income $9.3 $9.7 ($0.4) -4.1% % of net sales 5.1% 4.9% Earnings Per Share: Diluted $0.36 $0.37 ($0.01) -2.7% Non-GAAP Diluted * $0.42 $0.43 ($0.01) -2.3% Weighted Average Common Shares Outstanding: Diluted 25,968 26,450 (482) -1.8% * See Appendix ($ millions)

Selected Segment Data 5 Q2 2016 Q2 2015 Diff Q2 2016 Q2 2015 Diff Q2 2016 Q2 2015 Diff Net sales $78.2 $90.4 ($12.2) $57.1 $58.3 ($1.2) $49.1 $49.6 ($0.5) Income from operations $7.6 $10.8 ($3.2) $7.1 $6.2 $0.9 $5.9 $6.1 ($0.2) % of net sales 9.7% 11.9% 12.4% 10.6% 12.0% 12.3% $ Millions Couplings, Clutches & Brakes (CCB) Electric Clutches & Brakes (ECB) Gearing

Balance Sheet Highlights • Total Debt less Cash decreased by approximately $32.3 year over year • Repurchased 80,200 shares in Q2 6 Balance Sheet Highlights (amounts in millions) Q2 2016 Q2 2015 C sh $34.3 $42.3 Total Debt $218.3 $258.6 Total Debt less Cash $184.0 42.4% $216.3 46.1% Shareholders' Equity $250.0 57.6% $252.6 53.9% Shareholders' Equity plus Debt, less Cash $434.0 100.0% $468.9 100.0% Shares Outstanding 26.0 26.5 (0.50) Total Debt Less Cash 42.4% Shareholder s' Equity 57.6%

2016 Guidance • $700 - $720 Million in sales • $1.20 - $1.30 diluted earnings per share • $1.40 - $1.50 Non-GAAP diluted earnings per share * • $20 - $24 Million in capital expenditures • $30 - $32 Million in depreciation and amortization • Tax rate approximately 29% - 31% before discrete items * See Appendix 7

Business Simplification On Track 8 Long Term Objective YTD Results Current Status Operational Improvements Reduce the number of facilities by 20% to 30% • Restructuring and cost reductions have improved margins • Bauer improvement is on track • Facility consolidations are on track Strategic Pricing Operating margin improvement of 50 bps per year • Pricing environment is more challenging • Continue to find pricing opportunities Supply Chain Management Implement hybrid SCM structure to reduce material spend • Training is substantially complete • Reorganization of procurement organization is on track SAP Deployment Entire organization on the same instance of SAP • Next phase of implementation to begin in second half of 2016 Revenue Growth Growth in excess of GDP • Key end market declines and FX rate headwinds overwhelm continued success in marketplace and operational improvements Lean Market leader for lead time and on time delivery Market leader for innovative solution responsiveness • Model Value Stream results are meeting expectations

Discussion of Non-GAAP Measures *As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related expenses, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP gross profit calculated using gross profit that excludes income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non- GAAP gross profit, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 9

Appendix Non-GAAP Measures * 10 Non-GAAP Net Income (amounts in millions) Q2 2016 Q2 2015 Reported Net Income $9.3 $9.7 Restructuring Costs 1.6 2.6 Legal Fees associated with the pursuit of unfair trade remedy 0.5 - Tax impact of above adjustments (0.6) (1) (0.8) (2) Non-GAAP net income 10.9 11.5 Non-GAAP diluted earnings per share $0.42 $0.43 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.1% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 30.1% by the above items Non-GAAP Operating Income (amounts in millions) Q2 2016 Q2 2015 Reported Income from Operations $16.2 $17.7 Restructuring Costs 1.6 2.6 Legal Fees associated with the pursuit of unfair trade remedy 0.5 - Non-GAAP income from operations $18.4 $20.3 Operating Working Capital (amounts in millions) Q2 2016 Q2 2015 Accounts Receivable $103.3 $117.3 Inventories 120.6 127.0 Accounts Payable (44.6) (47.5) Operating Working Capital $179.2 $196.8 Free Ca h Flow (amounts in millions) Q2 2016 Q2 2015 YTD 2016 YTD 2015 Operating Cash Flow $24.4 $17.3 $30.5 $30.1 Less Capex (5.2) (5.8) (10.9) (13.5) Free Cash Flow $19.2 $11.5 $19.7 $16.6 Non-GAAP Diluted EPS Guidanc (amounts in millions) Net Income per share Diluted $1.20 - $1.30 Non-GAAP adju tments, net of tax 0.20 N n-GAAP Diluted EPS $1.40 - $1.50